UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 7, 2014

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Amarin Corporation plc (the “Company”) held its 2014 Annual General Meeting of Shareholders (the “Annual Meeting”) on July 7, 2014. There were approximately 172,885,984 ordinary shares entitled to vote at the Annual Meeting based on the April 22, 2014 record date, of which approximately 172,440,450 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) which, in turn, each represent one ordinary share. Of the ordinary shares entitled to vote, 131,962,534 shares, or approximately 76%, were present and voting in person or by proxy at the Annual Meeting.

The following matters, detailed descriptions of which are contained in the Company’s proxy statement dated April 30, 2014, were voted on at the Annual Meeting. All matters were approved by a show of hands in accordance with the Company’s Articles of Association. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions, discretionary votes and broker non-votes with respect to each matter. Abstentions and broker non-votes had no effect on the vote outcome.

(1)	Ordinary resolutions to elect three directors:

Director	Votes For	Votes Against	Discretionary	Abstentions	Broker Non- Votes
Mr. John F. Thero	44,996,686	2,708,976	0	333,565	83,923,307
Dr. Lars G. Ekman	43,184,072	4,517,832	0	337,323	83,923,307
Dr. James I. Healy	44,752,294	2,954,648	0	332,285	83,923,307

The terms of the following directors continued after the meeting: Mr. Patrick J. O’Sullivan, Mr. Jan van Heek, Ms. Kristine Peterson, Mr. Joseph S. Zakrzewski and Mr. David Stack.

(2)	A non-binding advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Discretionary	Abstentions	Broker Non-Votes
43,834,724	3,839,901	0	364,602	83,923,307

(3)	An ordinary resolution to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s U.S. independent registered public accounting firm for 2014 and U.K. statutory auditors under Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company), and to authorize the Audit Committee to fix and determine the auditors’ remuneration:

Votes For	Votes Against	Discretionary	Abstentions	Broker Non-Votes
124,169,532	5,814,428	0	1,978,574	0

*    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2014	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer